UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011

THE FRESH MARKET, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-34940	56-1311233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

628 Green Valley Road, Suite 500

Greensboro, NC 27408

(Address of principal executive offices, including zip code)

(336) 272-1338

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 27, 2011, The Fresh Market, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several selling stockholders specified therein (the “Selling Stockholders”) and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters specified therein (the “Underwriters”), with respect to the offer and sale of an aggregate of 11,919,058 shares (the “Initial Securities”) of common stock of the Company, par value $0.01 per share (the “Common Stock”), by the Selling Stockholders to the Underwriters (the “Offering”). Pursuant to the Underwriting Agreement, the Selling Stockholders granted the Underwriters a 30-day option to purchase up to an additional 1,787,858 shares of Common Stock (the “Option Securities” and, together with the Initial Securities, the “Securities”). The Company will not receive any proceeds from the sale of the Securities by the Selling Stockholders.

The Offering described in this Current Report on Form 8-K is more fully described in the Company’s final prospectus, as filed with the Securities and Exchange Commission on April 28, 2011 pursuant to Rule 424(b)(3), constituting a part of the Company’s Registration Statement on Form S-1 (File No. 333–173005). The Offering is expected to close on May 3, 2011. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 8.01. Other Items.

On April 28, 2011, the Company announced the pricing of the Offering. A copy of the Company’s press release relating to the pricing, dated April 28, 2011, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

1.1	Underwriting Agreement, dated April 27, 2011, by and among The Fresh Market, Inc., the several selling stockholders specified therein and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters specified therein.

99.1	Press Release, dated April 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE FRESH MARKET, INC.

Date: May 3, 2011	By:	/s/ Lisa K. Klinger
Name: Lisa K. Klinger
Title: Executive Vice President and CFO

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

1.1	Underwriting Agreement, dated April 27, 2011, by and among The Fresh Market, Inc., the several selling stockholders specified therein and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters specified therein.

99.1	Press Release, dated April 28, 2011.